SUPPLEMENT DATED JULY 26, 2007 TO THE PROSPECTUS FOR
               THE FIRST INVESTORS LIFE TAX TAMER I CONTRACT DATED
                                   MAY 1, 2007


1. All references in the prospectus to the Focused Equity Subaccount and Focused Equity Fund are changed to the Select Growth Subaccount and Select Growth Fund respectively.

2. The fourth paragraph under the heading "The Life Series Funds" at page 9 of the prospectus is deleted in its entirety and replaced with the following:

         FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadvisor of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund and Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022 to serve as the subadviser of the International Fund.

3. In the chart on page 10 of the prospectus, the Investment Objective of the Select Growth Fund is revised to long-term growth of capital.


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